Exhibit 99.4

PRELIMINARY PROXY CARD, DATED MAY 3, 2019 — SUBJECT TO COMPLETION

CENTENE Corporation

CENTENE CORPORATION
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1. To approve the issuance of Centene Corporation ("Centene") common stock, par value $0.001 per share, pursuant to the Agreement and Plan of Merger, dated as of March 26, 2019, by and among Centene, Wellington Merger Sub I, Inc., Wellington Merger Sub II, Inc. and WellCare Health Plans, Inc., as may be amended from time to time (the "Share Issuance Proposal").	☐	☐	☐
2. To approve any proposal to adjourn the Special Meeting of Stockholders of Centene (the "Centene Special Meeting") from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Centene special meeting to approve the Share Issuance Proposal.	☐	☐	☐

NOTE: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS DESCRIBED ON THE REVERSE.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000422687_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Centene Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

CENTENE CORPORATION
SPECIAL MEETING OF STOCKHOLDERS, [ ]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael F. Neidorff and Keith H. Williamson and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Centene Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Centene Special Meeting, to be held at [ ], on [ ], [ ], 2019, at [ ] central standard time, and at any adjournments thereof. If more than one of the above named Proxies shall be present in person or by substitution at the Centene Special Meeting or at any adjournment thereof, then both of said Proxies shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2 and in the discretion of the named Proxies upon such other business as may properly come before the Centene Special Meeting and any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

0000422687_2 R1.0.1.18

Continued and to be signed on reverse side